Comerica Incorporated

First Quarter 2016
Financial Review

April 19, 2016

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2015. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

2

Financial Summary

	1Q16	4Q15	1Q15
Diluted income per common share	$0.34	$0.64	$0.73
Net interest income	$447	$433	$413
Net interest margin	*2.81%*	*2.58%*	*2.64%*
Provision for credit losses	148	60	14
Net credit-related charge-offs to average loans	0.49%	0.42%	0.07%
Noninterest income	246	268	252
Noninterest expenses	460	484	456
Net income	60	116	134
Total average loans	$48,392	$48,548	$48,151
Total average deposits	56,708	59,736	56,990
Basel III common equity Tier 1 capital ratio	10.56%[1]	10.54%	10.40%
Average diluted shares (millions)	*176*	*179*	*182*

$ in millions, except per share data • n/a – not applicable • [1]Estimated

Comerica Bank

3

First Quarter 2016 Results

	1Q16	Change From 4Q15	Change From 1Q15
Total average loans	$48,392	(156)	241
Total average deposits	56,708	(3,028)	(282)
Net interest income	447	14	34
Provision for credit losses	148	88	134
Net credit-related charge-offs	*58*	*7*	*50*
Noninterest income	246	(22)	(6)
Noninterest expenses	460	(24)	4
Net income	60	(56)	(74)
Earnings per share (EPS)[1]	0.34	(0.30)	(0.39)
Tangible Book Value Per Share[2]	39.96	0.63	1.49
Equity repurchases[3]	1.2MM shares or $42MM		

Key QoQ Performance Drivers

- Loans relatively stable
- Deposits declined with purposeful pricing & LCR strategy
- Net interest income up 3% with rise in rates
- Provision reflected reserve build for energy & net charge-offs[4] of 49 bps
- Noninterest income lower due to decline in commercial loan fees following strong 4Q15
- Expenses decreased 5% with lower salaries/benefits & reductions in several other categories
- TBV increased 2%, to $39.96[2]

$ in millions, except per share data • 1Q16 compared to 4Q15 • [1]EPS based on diluted income per share. • [2]See slide 28 for a reconciliation of non-GAAP financial measures. • [3]1Q16 repurchases under the equity repurchase program. • [4]Net credit-related charge-offs

Comerica Bank

4

Loans Relatively Stable
Yields increase; maintaining pricing and structure discipline



Total Loans
($ in billions)
Loan Yields
48.2
48.8
49.0
48.5
48.4
49.1
49.4
3.19
3.20
3.17
3.24
3.38
1Q15
2Q15
3Q15
4Q15
1Q16
4Q15
1Q16
Average Balances
Period-end

Average loans decreased $156MM
- General Middle Market
- Energy
- Mortgage Banker Finance
+ Commercial Real Estate
+ National Dealer Services

Period-end loans increased $293MM
+ Commercial Real Estate
- Corporate Banking

Loan yields +14 bps
- Average 30-day LIBOR rose ~23 bps

Commitments down ~3% to $54.4B
- Line utilization[1] increased to 51%

Loan pipeline increased

1Q16 compared to 4Q15 • [1]Utilization of commercial commitments as a percentage of total commercial commitments at period-end.

Comerica Bank

5

Deposit Decline Reflects Purposeful Pricing & LCR Strategy
Deposits costs stable



Total Deposits
($ in billions)
Deposit Rates 1
57.0
57.4
59.1
59.7
56.7
59.9
56.4
0.15
0.14
0.14
0.14
0.14
1Q15
2Q15
3Q15
4Q15
1Q16
4Q15
1Q16
Average Balances
Period-end

Average deposits decreased
- Corporate Banking
- Financial Services Division
- Municipalities

- **About 2/3 of total deposits are commercial**
- **Loan to Deposit Ratio[2] of 87%**



Deposits: Large Proportion NIB
($ in billions, Period-end)
Interest-bearing 50%
Total $56.4
Noninterest-bearing 50%

1Q16 compared to 4Q15 • [1]Interest costs on interest-bearing deposits • [2]At 3/31/16

Comerica Bank

6

Increased Securities Portfolio in 4Q15
Yield declined with mix shift of portfolio



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
9.9
9.9
10.2
10.9
12.4
12.5
12.5
9.1
9.1
9.1
9.2
9.4
9.5
9.5
2.16
2.13
2.11
2.11
2.05
1Q15
2Q15
3Q15
4Q15
1Q16
4Q15
1Q16
Average Balances
Period-end

Securities portfolio increased

During 4Q15, invested $1.9B of excess reserves into higher yielding, high quality securities while maintaining asset sensitive position

- Duration of 3.3 years[1]
  - Extends to 4.1 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax gain of $177MM[2]
- Net unamortized premium of $34MM[3]
- GNMA ~40% of MBS portfolio

3/31/16 • [1]Estimated as of 3/31/16. Excludes auction rate securities (ARS). • [2]Net unrealized pre-tax gain on the available-for-sale (AFS) portfolio. • [3]Net unamortized premium on the MBS portfolio.

7

Net Interest Income Increased 3%
NIM expands 23 bps



Net Interest Income
($ in millions)
NIM
413
421
422
433
447
2.64
2.65
2.54
2.58
2.81
1Q15
2Q15
3Q15
4Q15
1Q16

Net Interest Income and Rate NIM

$433MM	**4Q15**	**2.58%**
	Loan impacts:	
+20MM	+ higher short-term rates	+0.13
+ 1MM	+ portfolio dynamics	
- 3MM	- nonaccrual interest	- 0.02
- 2MM	- fees in the margin	- 0.01
- 4MM	- one fewer day	
- 1MM	- lower volume	
+ 6MM	Higher securities balance	
	Fed balances:	
- 5MM	- lower balances	+0.13
+ 3MM	+ higher rate	
- 1MM	Higher wholesale funding cost	
$447MM	**1Q16**	**2.81%**

1Q16 compared to 4Q15

8

Continued to Build Reserve for Energy Loans

Energy business line reserve allocation[1] now nearly 8%

Allowance for Credit Losses

($ in millions)



Allowance for Loan Losses as a % of total loans
640
668
670
679
770
1.22
1.24
1.27
1.29
1.47
1Q15
2Q15
3Q15
4Q15
1Q16

Criticized Loans[2]

($ in millions)



NALs
Criticized as a % of Total Loans
2,067
2,361
2,898
3,193
3,928
4.2
4.7
5.9
6.5
8.0
266
349
357
367
681
1Q15
2Q15
3Q15
4Q15
1Q16

Energy Credit Metrics

$ in millions	Loans	Criticized	NAL	1Q16 NCO[3]
E&P	$2,162	$1,446	$362	$7
Midstream	509	109	-0-	-0-
Services	426	278	61	35
Total Energy	$3,097	$1,833	$423	$42
Energy-related[4]	534	185	33	3

Portfolio Credit Metrics

$ in millions	Ex-Energy	Total
Total loans	$46,280	$49,377
% of total	*94%*	*100%*
Criticized[2]	2,095	3,928
Ratio	4.5%	8.0%
Q/Q change	145	735
Nonaccrual	258	681
Ratio	0.6%	1.4%
Q/Q change	23	314
Net charge-offs[3]	16	58
Ratio	0.15%	0.49%

3/31/16 • [1]Bank's entire allowance is available to cover any & all losses. Allocation of allowance for energy loans reflects our robust allowance methodology which contains quantitative and qualitative components. • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications. • [3]Net credit-related charge-offs • [4]Energy-related loans in other businesses that have a sizable portion of their revenue related to energy or could be otherwise disproportionately negatively impacted by prolonged low oil and gas prices.

Comerica Bank

9

Rigorous Review of Every Energy Customer

Downgrading loans based on total leverage, cash flow & liquidity

Diverse Customer Base

(Based on period-end outstandings)



Natural Gas 9%
Midstream 16%
Oil 42%
Exploration & Production 70%
Services 14%
Mixed 19%

Energy Services Loans

- $426MM loans, 11% decline from 4Q15
- ~50 customers
- Customer revenues: 70% production
- Average balance sheet leverage[2]:
  - ~60% < 2:1x
  - ~34% > 4:1x
- Very few have debt behind our senior debt

E&P Loans

- $2.2B loans at 3/31/16
- ~130 customers
- Wells/fields broadly diversified among major producing basins
- Only $18MM in 2nd lien loans
- 2 loans in bankruptcy (plus 1 in Services)
- Hedged 50% or more of production[1]:
  - At least one year = 60% of customers
  - At least two years = 29% of customers
- Spring redeterminations 26% complete
  - Borrowing bases declined ~22% on average
- Senior debt to cash flow leverage[2]:
  - ~34% = 0 to 2.0x
  - ~22% = 2.1 to 3.0x
- Collateral deficiencies:
  - 9 relationships[3] totaling ~$40MM
  - Typical deficiency amortizes over 6 months

3/31/16 • [1]Hedging as of last redetermination received for each customer based on PDP reserves (Proved Developed Producing). • [2]Based on most recent available customer financial statements. • [3]Commitments totaling ~$200MM

Comerica Bank

10

Noninterest Income Lower
Following strong commercial loan fees in 4Q15

Noninterest Income
($ in millions)



252
257
262
268
246
1Q15
2Q15
3Q15
4Q15
1Q16

Total Noninterest Income excluding Deferred Comp[1]				
251	256	266	266	251

Noninterest income

- $10MM Commercial Lending fees (Syndication & Credit Line fees)
- $ 7MM Deferred comp (returns on plan assets offset in noninterest expense)
- $ 2MM Securities losses
- $ 2MM Bank owned life insurance (BOLI)

1Q16 compared to 4Q15 • [1]Excludes impact of deferred compensation of $(5)MM, $2MM, $(4)MM, in 1Q16, 4Q15 & 3Q15, respectively & $1MM in both 2Q15 & 1Q15, which is offset in noninterest expense. The Corporation believes this information will assist investors, regulators, management and others in comparing quarter over quarter results.

Comerica Bank

11

Noninterest Expenses Declined 5%
Continued focus on expense control

Noninterest Expenses
($ in millions)



456
432
459
484
460
1Q15
2Q15
3Q15
4Q15
1Q16

Total Noninterest Expense excluding Deferred Comp[1]				
455	431	463	482	465

Noninterest expenses

- $14MM Salaries & Benefits expense
  - $8MM Pension expense
  - $7MM Deferred comp (offset in noninterest income)
  - Technology-related contract labor
  - One fewer day
  - \+ Annual stock compensation
- $3MM Occupancy
- $3MM Advertising
- $3MM Consultant Fees (other expense)

1Q16 compared to 4Q15 • [1]Excludes impact of deferred compensation of $(5)MM, $2MM, $(4)MM, in 1Q16, 4Q15 & 3Q15, respectively & $1MM in both 2Q15 & 1Q15, which is offset in noninterest income. The Corporation believes this information will assist investors, regulators, management and others in comparing quarter over quarter results.

Comerica Bank

12

13 Active Capital ManagementContinued to reduce share count through repurchase 1Shares & warrants repurchased under equity repurchase program. ● 2See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures. ● 3LTM = last twelve months Equity repurchases1:  Pace of buyback linked to financial performance & balance sheet movement  1Q16: 1.2MM shares for $42MM  4Q15: 1.5MM shares for $65MM  3Q15: 1.2MM shares for $59MM  2Q15: 1.0MM shares & 500,000 warrants for $59MM $31.40 $33.36 $35.64 $37.72 $39.33 $39.96 2011 2012 2013 2014 2015 1Q16 Tangible Book Value Per Share2 Dividends Per Share Growth 0.40 0.55 0.68 0.79 0.83 0.84 2011 2012 2013 2014 2015 LTM1Q16 197 188 182 179 176 175 2011 2012 2013 2014 2015 1Q16 Common Shares Outstanding(in millions) 3 Why is Comerica Asset Sensitive? 14 3/31/16 ● 1Estimated outlook as of 4/19/16 based on simulation modeling. This analysis incorporates a dynamic balance sheet assuming historical relationships for all other variables. ● 2As of 2/29/16 Interest Rate Sensitivity Update Additional Annual Net Interest Income1Estimated Increase From Movement in Fed Rates Deposit Beta ($ in millions) 0% 25% 50% 75% +25 bps ~$85 ~$70 ~$55 ~$40 +50 bps ~165 ~135 ~105 ~75 +100 bps ~325 ~270 ~215 ~155 ~$90MM expected benefit to FY16 from 12/15 rate rise, if deposit prices remain at current levels  Predominately floating rate loans • < 2% have floors2  Fixed rate securities < 20% of earning assets  Relatively large non-maturity deposit base  Abnormally low interest rate environment Fixed Rate~15% Libor-Based~65%Prime-Based~20% Loan Portfolio ($ in billions, Period-end) Total $49.4B

15 Outlook as of 4/19/16 FY16 compared to FY15 Average loans Modest growth, in line with GDP growth • Continued decline in Energy more than offset by increases in most remaining businesses• Continued focus on pricing and structure discipline Net interest income Higher• Benefit from December 2015 rise in short-term rates• Loan growth and larger securities portfolio more than offset higher funding costs Provision Higher, reflecting 1Q16 reserve build for Energy• Continued solid credit quality in the remainder of portfolio• Net charge-offs 45-55 bps• Additional reserve changes dependent on developments in the oil & gas sector Noninterest income Modest growth • Growth in card fees from merchant processing & government card• Continued focus on cross-sell opportunities, including fiduciary & brokerage services Noninterest expenses Higher, with continued expense discipline & focus on driving efficiencies • Increases in technology projects & regulatory expenses• Increase in outside processing in line with growing revenue• Increase in FDIC surcharge in part related to regulatory surcharge • Typical inflationary pressures (merit raises, staff insurance, occupancy, etc.)• FY15 benefitted from $33MM legal reserve release which is offset by lower pension expense Management 2016 Outlook Assuming continuation of current economic & low rate environment Excludes any impact from further revenue & expense initiatives 16 Appendix

Loans by Business and Market

By Line of Business	1Q16	4Q15	1Q15
Middle Market			
General	$12.8	$13.0	$13.5
Energy	3.1	3.2	3.7
National Dealer Services	6.2	6.2	5.9
Entertainment	0.7	0.7	0.6
Tech. & Life Sciences	3.3	3.3	2.9
Environmental Services	0.9	0.9	1.0
Total Middle Market	$27.0	$27.3	$27.6
Corporate Banking			
US Banking	2.4	2.4	2.7
International	1.7	1.7	1.9
Mortgage Banker Finance	1.7	1.7	1.4
Commercial Real Estate	4.8	4.6	4.2
BUSINESS BANK	**$37.6**	**$37.7**	**$37.7**
Small Business	3.9	3.9	3.7
Retail Banking	1.9	1.9	1.9
RETAIL BANK	**$5.8**	**$5.8**	**$5.6**
Private Banking	5.0	5.0	4.8
WEALTH MANAGEMENT	**5.0**	**5.0**	**$4.8**
TOTAL	**$48.4**	**$48.5**	**$48.2**

By Market	1Q16	4Q15	1Q15
Michigan	$12.8	$13.0	$13.3
California	17.3	17.0	16.2
Texas	10.8	10.9	11.5
Other Markets[1]	7.5	7.6	7.2
TOTAL	**$48.4**	**$48.5**	**$48.2**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets.

Comerica Bank

17

Deposits by Business and Market

By Line of Business	1Q16	4Q15	1Q15
Middle Market			
General	$14.9	$16.0	$15.6
Energy	0.6	0.7	0.7
National Dealer Services	0.3	0.3	0.2
Entertainment	0.2	0.1	0.1
Tech. & Life Sciences	6.2	6.3	6.1
Environmental Services	0.1	0.2	0.2
Total Middle Market	$22.3	$23.6	$22.9
Corporate Banking			
US Banking	$2.2	$3.3	2.6
International	2.3	2.4	2.0
Mortgage Banker Finance	0.6	0.6	0.6
Commercial Real Estate	1.7	1.8	2.1
BUSINESS BANK	**$29.1**	**$31.7**	**$30.2**
Small Business	3.1	3.2	2.9
Retail Banking	20.0	20.0	19.5
RETAIL BANK	**$23.1**	**$23.2**	**$22.4**
Private Banking	4.2	4.4	4.0
WEALTH MANAGEMENT	**$4.2**	**$4.4**	**$4.0**
Finance/ Other[2]	0.3	0.4	0.4
TOTAL	**$56.7**	**$59.7**	**$57.0**

By Market	1Q16	4Q15	1Q15
Michigan	$21.7	$22.1	$21.7
California	16.7	18.5	16.8
Texas	10.4	10.8	11.1
Other Markets[1]	7.6	7.9	7.0
Finance/ Other[2]	0.3	0.4	0.4
TOTAL	**$56.7**	**$59.7**	**$57.0**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets. • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments.

Comerica Bank

18

19 Interest Rate SensitivityRemain well positioned for rising rates 3/31/16 ● For methodology see the Company’s Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis. Estimated Net Interest Income: Annual (12 month) SensitivitiesBased on Various AssumptionsAdditional Scenarios are Relative to 1Q16 Standard Model($ in millions) ~100 ~160 ~180 ~190 ~200 ~240 ~300 Up 100bps Addl.$3BDepositDecline Addl.20%Increasein Beta Addl.$1BDepositDecline 1Q16StandardModel Addl.~3%LoanGrowth Up 300bps 0.1 Interest Rates 200 bps gradual, non-parallel rise Loan Balances Modest increase Deposit Balances Moderate decrease Deposit Pricing (Beta) Historical price movements with short-term rates Securities Portfolio Increased for LCR compliance Loan Spreads Held at current levels MBS Prepayments Third-party projections and historical experience Hedging (Swaps) No additions modeled Standard Model Assumptions 20 Energy Line of Business & Energy-relatedGranular, contracting portfolios 3/31/16 ● 1Energy-related loans in other businesses that have a sizable portion of their revenue related to energy or could be otherwise disproportionately negatively impacted by prolonged low oil and gas prices. Natural Gas 13% Oil40% 535 463 481 479 509535 530 513 480 426 2,496 2,316 2,249 2,111 2,162 3,566 3,309 3,243 3,070 3,097 1Q15 2Q15 3Q15 4Q15 1Q16 Midstream Services Exploration & Production Energy Business Line Loans ($ in millions; Period-end) Mixed18% ~100 Energy-related Customers1($ in millions; Period-end) General Middle Market-TX52% Corp Banking20% Small Business13% TLS8%Other7% Total$534 780 741 722 614 624 534 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 Total Loan Outstandings6,930 6,624 6,541 6,134 5,573 50% 48% 48% 49% 54% 1Q15 2Q15 3Q15 4Q15 1Q16 Total Commitments Utilization Rate

21 3/31/16 ● 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 3/17/16 ● 2$ in billions; 1Q16 estimated ● 3Based on MBA annual mortgage origination estimates. 566 614 923 1,53 5 1,48 3 1,50 7 1,9 96 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1 ,319 1, 595 1,39 7 1,39 9 2 ,089 2,13 6 1,74 2 1,67 4 200 300 400 500 600 700 800 900 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q1 6 Actual MBAMortgageOriginationVolumes Average Loans($ in millions) Mortgage Banker Finance50 Years experience with reputation for consistent, reliable approach MBA Mortgage Originations Forecast1($ in billions) 338 461 426 405 350 445 400 328 295 1Q15Actual 2Q15Actual 3Q15Actual 4Q15Actual 1Q16 2Q16 3Q16 4Q16 1Q17 Purchase Refinance 1,2  Provide warehouse financing: bridge from residential mortgage origination to sale to end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Granular portfolio with 100+ relationships  Market share more than doubled over past five years3  Underlying mortgages are typically related to home purchases as opposed to refinancesAs of 1Q16: • Comerica: ~70% purchase • Industry: 53% purchase1 22 National Dealer Services65+ years of floor plan lending Toyota/Lexus16% Honda/Acura 14% Ford 11% GM 8% Chrysler 10% Mercedes 3% Nissan/ Infiniti 6% Other European 12% Other Asian 12% Other18% Franchise Distribution(Based on period-end loan outstandings) Geographic DispersionCalifornia 64% Texas 7%Michigan 18% Other 11% Average Loans($ in billions)  Top tier strategy  Focus on “Mega Dealer” (five or more dealerships in group)  Strong credit quality  Robust monitoring of company inventory and performance 1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.4 3.5 3.6 3.5 3.7 3.8 3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 5.3 5.3 5.7 5.5 5.7 5.9 6.0 6.0 6.2 6.2 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q1 6 Floor Plan Total $6.4B 3/31/16 ● 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Technology and Life Sciences
20+ Years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~825 customers (including ~185 customers in Equity Fund Services)
- Closely monitor cash balances
- Numerous verticals, many with concentration limits
  - Ad tech
  - Software
  - Cyber security
  - Life sciences

Technology & Life Sciences Avg. Loans
($ in billions)



Equity Fund Services
1.3
0.3
1.8
0.3
2.0
0.4
2.5
0.6
3.1
1.1
3.3
1.4
2011
2012
2013
2014
2015
1Q16

Customer Segment Overview
(based on period-end loans)



Equity Fund Services ~45%
Leveraged Finance ~5%
Early Stage ~15%
Growth ~20%
Late Stage ~15%
Total $3.3B

Net Charge-off Ratio[1]
(In basis points)



80
57
61
89
108
86
2011
2012
2013
2014
2015
1Q16

3/31/16 • [1]TLS net charge-offs to avg. TLS loans

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Commercial Real Estate Line of Business
Long history of working with well established developers

CRE by Property Type[1]
($ in millions; Period-end, based on location of property)



Office 7%
Single Family 7%
Multi use 3%
Land Carry 6%
Other 7%
Multifamily 47%
Retail 11%
Commercial 12%
Total $4,138

CRE Period-end[2]
($ in billions)



4.4
4.1
3.7
4.1
4.6
5.1
2011
2012
2013
2014
2015
1Q16

CRE by Market[1]
($ in millions; Period-end, based on location of property)



Michigan 6%
California 46%
Other 16%
Total $4,138
Florida 2%
Texas 30%
Houston 30%
Austin 23%
San Antonio 7%
Other 6%
Dallas 34%
Total $1,247

3/31/16 • [1]Excludes CRE line of business loans not secured by real estate. • [2]Includes CRE line of business loans not secured by real estate.

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Shared National Credit (SNC) Relationships

- SNC loans increased $387MM, over 4Q15, led by a $172MM increase in Tech. & Life Sciences & $102MM increase in General Middle Market
- SNC relationships included in business line balances
- Approximately 780 borrowers
- Comerica is agent for approx. 20%
- Strategy: Pursue full relationships with ancillary business
- Adhere to same credit underwriting standards as rest of loan book

Period-end Loans

($ in billions)



Environmental Services $0.3 3%
Tech. & Life Sciences $0.9 8%
Mortgage Banker $0.4 4%
Commercial Real Estate $0.7 7%
Entertainment $0.4 3%
Corporate Banking $2.4 22%
Total $10.6
Energy $2.9 28%
National Dealer Services $0.5 5%
General $2.1 20%
= Total Middle Market (67%)

At 3/31/16 • SNCs are not a line of business. The balances shown above are included in the line of business balances. • SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank

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Funding and Maturity Profile

Multiple Funding Sources

- Wholesale debt markets
- Federal Home Loan Bank of Dallas
  - $501MM outstanding[1]
  - $6B borrowing capacity
- Brokered deposits
  - $-0-outstanding
- Fed funds/ Repo markets

Debt Profile by Maturity[2]

($ in millions)



Subordinated Notes
Senior Notes
FHLB Advance[1]
1,151
500
350
1,425
2016
2017
2019
2020+

Funding Profile At March 31, 2016

($ in billions)



Interest-Bearing Deposits $28.3 42%
Noninterest-Bearing Deposits $28.0 42%
Equity $7.6 11%
Wholesale Debt $3.6 5%

3/31/16 • [1]April 2016 maturity. • [2]Face value at maturity.

Comerica Bank

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Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	Cullen Frost	A2	A-	--
	BB&T	A2	A-	A+
	BOK Financial	A2	BBB+	A
	M&T Bank	A3	A-	A
	Comerica	**A3**	**BBB+**	**A**
	Zions Bancorporation	Ba1	BBB-	BBB-
	Huntington	Baa1	BBB	A-
	KeyCorp	Baa1	BBB+	A-
	Fifth Third	Baa1	BBB+	A
	SunTrust	Baa1	BBB+	A-
	First Horizon National Corp	Baa3	BB+	BBB-
	Regions Financial	Baa3	BBB	BBB
Large Banks	U.S. Bancorp	A1	A+	AA
	Wells Fargo & Company	A2	A	AA-
	JP Morgan	A3	A-	A+
	PNC Financial Services Group	A3	A-	A+
	Bank of America	Baa1	BBB+	A

As of 4/14/16 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities.

Comerica Bank

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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	03/31/16	12/31/15	03/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Common shareholders' equity	$7,644	$7,560	$7,500	$7,402	$7,150	$6,939	$6,865
Less: Goodwill	635	635	635	635	635	635	635
Less: Other intangible assets	13	14	15	15	17	22	32
Tangible common equity	$6,966	$6,911	$6,850	$6,752	$6,498	$6,282	$6,198
Total assets	$69,007	$71,877	$69,333	$69,186	$65,224	$65,066	$61,005
Less: Goodwill	635	635	635	635	635	635	635
Less: Other intangible assets	13	14	15	15	17	22	32
Tangible assets	$68,359	$71,228	$68,683	$68,536	$64,572	$64,409	$60,338
Common equity ratio	*11.08%*	*10.52%*	*10.82*	*10.70%*	*10.97%*	*10.67%*	*11.26%*
Tangible common equity ratio	***10.23***	***9.70***	***9.97***	***9.85***	***10.07***	***9.76***	***10.27***
Common shareholders' equity	$7,644	$7,560	$7,500	$7,402	$7,150	$6,939	$6,865
Tangible common equity	6,996	6,911	6,850	6,752	6,498	6,282	6,198
Shares of common stock outstanding (in millions)	175	176	178	179	182	188	197
Common shareholders' equity per share of common stock	*$43.66*	*$43.03*	*$42.12*	*$41.35*	*$39.22*	*$36.86*	*$34.79*
Tangible common equity per share of common stock	***39.96***	***39.33***	***38.47***	***37.72***	***35.64***	***33.36***	***31.40***

The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock.• The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

Comerica Bank

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